UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report: January 3, 2006

(Date of earliest event reported)

OurPet’s Company

(Exact name of registrant as specified in its charter)

Colorado	000-31279	34-1480558
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1300 East Street, Fairport Harbor, OH 44077

(Address of principal executive offices including zip code)

(440) 354-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 3, 2006, OurPet’s Company (“OurPet’s”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Pet Zone Products Ltd. (“Pet Zone”) pursuant to which OurPet’s purchased substantially all the assets and assumed certain liabilities of Pet Zone (the “Transaction”). Pet Zone manufactures and distributes pet supply products including cat, dog and bird feeders, storage bins and cat and dog toys to pet specialty distributors and retailers, mass retailers and grocery chains, among others.

The purchase price for Pet Zone consisted of $464,998 in cash, of which 12.5% was held back pending a final determination of Pet Zone’s accounts receivable and inventory, 3,082,000 shares of OurPet’s common stock and a warrant (“Warrant A”) to purchase 2,729,000 additional shares of OurPet’s common stock. The common shares issuable under Warrant A may be purchased at a price of $0.60 per share if exercised on or after January 3, 2006 and on or before January 2, 2009 or $0.675 per share if exercised on or after January 3, 2009 and on or before January 2, 2010 or $0.75 per share if exercised on or after January 3, 2010 and on or before the expiration of Warrant A on January 2, 2011.

The Purchase Agreement requires Pet Zone to invest $250,000 in OurPet’s in the form of a loan, evidenced by a subordinated note (the “Note”), to be used in the development of new products. In connection with this loan, OurPet’s also issued Pet Zone a warrant (“Warrant B”) to purchase 125,000 shares of common stock at a price of $.335 per share. Warrant B terminates on January 3, 2011.

Also on January 3, 2006, OurPet’s entered into a Registration Rights Agreement (the “Registration Agreement”) with Pet Zone and certain other stockholders holding Our Pet’s common shares and/or common shares issuable upon exercise of the warrants issued pursuant to the Transaction, which provides, among other things, certain piggyback registration rights to these stockholders and that OurPet’s will file a registration statement with the Securities and Exchange Commission upon the demand of a majority of the stockholders holding registrable shares.

In connection with the Transaction, OurPet’s, Steven Tsengas, Evangelia S. Tsengas, Konstantine S. Tsengas, Nicholas S. Tsengas, Senk Properties, Joseph T. Aveni, Carl Fazio, Jr. and John G. Murchie (together, the “OurPet’s Stockholders”) and Pet Zone, Capital One Partners, LLC, LJR Limited Partnership, Nottingham Ventures, Ltd., and Spirk Ventures, Ltd. (together, the “Pet Zone Stockholders” and, together with the OurPet’s Stockholders, the “Stockholders”) entered into a Voting Agreement, dated as of January 3, 2006, pursuant to which the Stockholders agreed to vote all shares of stock held by them to: (i) ensure that the board of directors of OurPet’s consists of five members; (ii) elect to the board of directors of OurPet’s three persons designated by Steven Tsengas and, (iii) elect to the board of directors of OurPet’s either one or two persons designated by the Pet Zone Stockholders, depending on the percentage of OurPet’s common stock and warrants issued pursuant to the Purchase Agreement that is currently held by the Pet Zone Stockholders. If the Pet Zone Stockholders cease to be the holders of at least 50% of said stock, they will not have a right to designate any directors under the Voting Agreement. The OurPet’s Stockholders may designate a new representative to designate directors to replace Steven Tsengas upon the vote or consent of a majority of the shares of OurPet’s voting stock held by them. The Voting Agreement terminates on the death or dissolution of the last of the Stockholders or the mutual written agreement of all of the Stockholders.

The description of the Purchase Agreement, Warrant A, Warrant B, Note, Registration Agreement and Voting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to said agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure under Item 1.01 of this report is also responsive to Item 2.01 of this report and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The common shares of OurPet’s issued pursuant to the Purchase Agreement, Warrant A and Warrant B were not registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the private offering exemption from registration under Section 4(2) of the Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the closing of the Transaction, and pursuant to the terms of the Purchase Agreement and Voting Agreement, on January 3, 2006, Benjamin D. Suarez resigned from OurPet’s board of directors and the board appointed James D. Ireland III and John Spirk, designees of the Pet Zone Stockholders, to fill vacant seats on the board.

Mr. Ireland is the Chairman and Managing Director of Capital One Partners and Early Stage Partners, Cleveland-based private equity investment firms founded by Mr. Ireland in 1993, that specialize in early stage and middle market companies. Mr. Ireland has served as Chairman of Pet Zone and is a director of Cleveland-Cliffs Inc., a publicly traded manufacturing company, and other privately held companies funded by Capital One and Early Stage Partners.

Mr. Spirk is Co-Founder and Co-President of Nottingham-Spirk Design Associates (“NS”), one of the leading new product invention and development groups in the United States. NS is responsible for the creation of hundreds of successful products with over 400 commercialized patents and combined product sales of over $30 billion. Clients of NS have included Fortune 500 companies as well as fast growth entrepreneurial firms.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The financial statements required by Item 9.01(a) are not included with this Current Report on Form 8-K and will be filed by amendment to this Report within the time period permitted by Item 9.01(a), in any event not later than March 20, 2006.

(d)	Exhibits.

2.1	Asset Purchase Agreement dated January 3, 2006, between OurPet’s Company and Pet Zone Products Ltd.

4.1	Registration Rights Agreement dated January 3, 2006 among OurPet’s Company, Pet Zone Products Ltd. and certain other stockholders defined therein

4.2	Voting Agreement dated January 3, 2006 among OurPet’s Company, Steven Tsengas, Evangelia S. Tsengas, Konstantine S. Tsengas, Nicholas S. Tsengas, Senk Properties, Joseph T. Aveni, Carl Fazio, Jr., John G. Murchie, Pet Zone Products Ltd., Capital One Partners, LLC, LJR Limited Partnership, Nottingham Ventures, Ltd. and Spirk Ventures, Ltd.

10.1	Warrant to Purchase 2,729,000 Shares of Common Stock of OurPet’s Company issued to Pet Zone Products Ltd. dated January 3, 2006

10.2	Warrant to Purchase 125,000 Shares of Common Stock of OurPet’s Company issued to Pet Zone Products Ltd. dated January 4, 2006

10.3	Subordinated Promissory Note of OurPet’s Company to Pet Zone Products Ltd. dated January 4, 2006

99.1	Press Release dated January 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2006	OurPet’s Company

	By:	/s/ John G. Murchie
John G. Murchie
Vice President, Treasurer and Controller

EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement dated January 3, 2006, between OurPet’s Company and Pet Zone Products Ltd.

4.1	Registration Rights Agreement dated January 3, 2006 among OurPet’s Company, Pet Zone Products Ltd. and certain other stockholders defined therein

4.2	Voting Agreement dated January 3, 2006 among OurPet’s Company, Steven Tsengas, Evangelia S. Tsengas, Konstantine S. Tsengas, Nicholas S. Tsengas, Senk Properties, Joseph T. Aveni, Carl Fazio, Jr., John G. Murchie, Pet Zone Products Ltd., Capital One Partners, LLC, LJR Limited Partnership, Nottingham Ventures, Ltd. and Spirk Ventures, Ltd.

10.1	Warrant to Purchase 2,729,000 Shares of Common Stock of OurPet’s Company issued to Pet Zone Products Ltd. dated January 3, 2006

10.2	Warrant to Purchase 125,000 Shares of Common Stock of OurPet’s Company issued to Pet Zone Products Ltd. dated January 4, 2006

10.3	Subordinated Promissory Note of OurPet’s Company to Pet Zone Products Ltd. dated January 4, 2006

99.1	Press Release dated January 3, 2006